UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2024

SITE Centers Corp.

(Exact name of Registrant as Specified in Its Charter)

Ohio	1-11690	34-1723097
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Enterprise Parkway
Beachwood, Ohio		44122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 755-5500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Par Value $0.10 Per Share	SITC	New York Stock Exchange
Depositary Shares, each representing 1/20 of a share of 6.375% Class A Cumulative Redeemable Preferred Shares without Par Value	SITC PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

Effective at 5:00 p.m. Eastern Time on August 16, 2024, SITE Centers Corp. (the “Company”) amended its Fourth Amended and Restated Articles of Incorporation (the “Amendment”) in order to effect the previously announced one-for-four reverse stock split (the “Reverse Stock Split”) of the Company’s common shares, par value $0.10 per share (the “Common Shares”). On August 19, 2024, the Common Shares began trading on a split-adjusted basis under a new CUSIP number, 82981J 851.

The foregoing description of the Amendment is qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the Reverse Stock Split, the number of shares registered on applicable registration statements on Form S-3 (File No. 333-279786) and Form S-8 (File Nos. 333-147270, 333-181442 and 333-231319) filed with the Securities and Exchange Commission have been proportionately reduced. Additionally, as a result of the Reverse Stock Split, the Company made mandatory equitable adjustments to (i) the SITE Centers Corp. 2005 Directors’ Deferred Compensation Plan (the “Directors’ Plan”), (ii) the SITE Centers Corp. 2012 Equity and Incentive Compensation Plan (the “2012 Plan”) and (iii) the SITE Centers Corp. 2019 Equity and Incentive Compensation Plan (together with the Directors’ Plan and the 2012 Plan, the “Plans”). The Company also made similar adjustments to the Plan balances or outstanding awards issued under the Plans, as applicable, in accordance with the respective terms of the Plans.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Fourth Amended and Restated Articles of Incorporation of SITE Centers Corp.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 20, 2024	By:	/s/ Aaron M. Kitlowski
Executive Vice President, General Counsel and Secretary